Exhibit 23


         Consent of Arthur Andersen LLP, Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 15, 2002, included in this Form 10-K, into Coeur d'Alene Mines Corporation's previously filed S-8 Registration Statement No. 33-60163.



                                        /s/ Arthur Andersen LLP

                                        Arthur Andersen LLP

Denver, Colorado
 March 29, 2002